                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-08 Group 1
                                30 YR Fixed Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $273,092,280.73
Loan Count: 515
Cut-off Date: 2004-09-01
Avg. Loan Balance: $530,276.27
Avg. Orig. Balance: $530,830.90
W.A. FICO*: 744
W.A. Orig. LTV: 70.33%
W.A. Cut-Off LTV: 70.25%
W.A. Gross Coupon: 6.2385%
W.A. Net Coupon: 5.9840%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.91%
% over 100 COLTV: 0.00%
% with PMI: 1.91%
% over 80 COLTV with PMI: 100.00%
W.A. MI Coverage: 22.97%
W.A. MI Adjusted LTV: 69.86%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.99%
% Conforming: 0.51%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         3.15%
-------------------------------
350,001 - 450,000        29.29
-------------------------------
450,001 - 550,000        23.84
-------------------------------
550,001 - 650,000        15.11
-------------------------------
650,001 - 750,000         8.97
-------------------------------
750,001 - 850,000         4.97
-------------------------------
850,001 - 950,000         5.86
-------------------------------
950,001 - 1,050,000       5.45
-------------------------------
1,050,001 - 1,150,000     0.40
-------------------------------
1,150,001 - 1,250,000     0.88
-------------------------------

-------------------------------
1,250,001 - 1,350,000     0.97
-------------------------------
1,450,001 - 1,550,000     1.10
-------------------------------
Total:                  100.00%
-------------------------------

Average: $530,830.90
Lowest: $335,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         3.15%
-------------------------------
350,001 - 450,000        29.29
-------------------------------
450,001 - 550,000        24.02
-------------------------------
550,001 - 650,000        14.93
-------------------------------
650,001 - 750,000         8.97
-------------------------------
750,001 - 850,000         4.97
-------------------------------
850,001 - 950,000         5.86
-------------------------------
950,001 - 1,050,000       5.45
-------------------------------
1,050,001 - 1,150,000     0.40
-------------------------------
1,150,001 - 1,250,000     0.88
-------------------------------
1,250,001 - 1,350,000     0.97
-------------------------------
1,450,001 - 1,550,000     1.10
-------------------------------
Total:                  100.00%
-------------------------------

Average: $530,276.27
Lowest: $334,666.50
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.501 - 5.625     0.41%
-----------------------
5.626 - 5.750     1.05
-----------------------
5.751 - 5.875     3.80
-----------------------
5.876 - 6.000    12.07
-----------------------
6.001 - 6.125    19.94
-----------------------
6.126 - 6.250    36.26
-----------------------
6.251 - 6.375    13.49
-----------------------
6.376 - 6.500     7.01
-----------------------
6.501 - 6.625     2.77
-----------------------
6.626 - 6.750     1.34
-----------------------
6.751 - 6.875     0.76
-----------------------
6.876 - 7.000     0.46
-----------------------
7.001 - 7.125     0.19
-----------------------
7.126 - 7.250     0.44
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.238
Lowest: 5.625
Highest: 7.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        8.66%
----------------------
750 - 799       43.17
----------------------
700 - 749       29.83
----------------------
650 - 699       15.05
----------------------
600 - 649        2.95
----------------------
N/A              0.34
----------------------

----------------------
Total:         100.00%
----------------------

W.A.: 744
Lowest: 621
Highest: 817

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               66.72%
-----------------------------
Refinance-Rate/Term    18.90
-----------------------------
Refinance-Cashout      14.38
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              68.80%
-----------------------
PUD Detach       21.72
-----------------------
Condo             5.64
-----------------------
2-Family          1.27
-----------------------
3-Family          0.59
-----------------------
PUD Attach        0.59
-----------------------
Cooperative       0.40
-----------------------
4-Family          0.37
-----------------------
Townhouse         0.35
-----------------------
PUD               0.27
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             52.46%
------------------------
Standard          28.45
------------------------
Reduced           18.94
------------------------
All Ready Home     0.15
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             91.31%
--------------------------
Secondary            8.69
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.09%
-----------------------
RMIC              0.55
-----------------------
PMIC              0.46
-----------------------
UGRIC             0.33
-----------------------
GEMIC             0.26
-----------------------
MGIC              0.19
-----------------------
RGIC              0.12
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    49.34%
--------------------
Florida        6.59
--------------------

--------------------
Illinois       5.23
--------------------
Virginia       5.18
--------------------
Maryland       4.45
--------------------
Other         29.21
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    47.87%
-----------------------------
Southern California    52.13
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
33435        0.99%
------------------
60015        0.92
------------------
94611        0.71
------------------
94301        0.69
------------------
27959        0.68
------------------
Other       96.02
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.53%
---------------------------
1                     0.47
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.59%
---------------------------
Y                     0.41
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.55%
-----------------------
360              99.45
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.7 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.55%
--------------------------------
355 - 360                 99.45
--------------------------------

--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.1 months
Lowest: 298 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  43.43%
-------------------------
1 - 6              56.57
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
25.01 - 30.00     1.03%
-----------------------
30.01 - 35.00     2.18
-----------------------
35.01 - 40.00     0.57
-----------------------
40.01 - 45.00     2.07
-----------------------
45.01 - 50.00     5.06
-----------------------
50.01 - 55.00     2.92
-----------------------
55.01 - 60.00     6.66
-----------------------
60.01 - 65.00     5.91
-----------------------
65.01 - 70.00    11.39
-----------------------
70.01 - 75.00    12.27
-----------------------
75.01 - 80.00    47.83
-----------------------
80.01 - 85.00     0.46
-----------------------
85.01 - 90.00     1.51
-----------------------
90.01 - 95.00     0.12
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.33%
Lowest: 25.42%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
25.01 - 30.00     1.03%
-----------------------
30.01 - 35.00     2.18
-----------------------
35.01 - 40.00     0.57
-----------------------
40.01 - 45.00     2.19
-----------------------
45.01 - 50.00     4.94
-----------------------
50.01 - 55.00     2.92
-----------------------
55.01 - 60.00     6.66
-----------------------
60.01 - 65.00     6.21
-----------------------
65.01 - 70.00    11.28
-----------------------
70.01 - 75.00    12.27
-----------------------
75.01 - 80.00    47.83
-----------------------
80.01 - 85.00     0.28
-----------------------
85.01 - 90.00     1.51
-----------------------
90.01 - 95.00     0.12
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.25%
Lowest: 25.40%
Highest: 94.91%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                           BoAMS 2004-08 Groups 1,3,4

                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $367,383,382.67
Loan Count: 697
Cut-off Date: 2004-09-01
Avg. Loan Balance: $527,092.37
Avg. Orig. Balance: $528,262.02
W.A. FICO*: 745
W.A. Orig. LTV: 68.14%
W.A. Cut-Off LTV: 68.00%
W.A. Gross Coupon: 6.0986%
W.A. Net Coupon: 5.8441%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 317 months
W.A. Rem. Term: 316 months
W.A. Age: 1 months
% over 80 COLTV: 1.64%
% over 100 COLTV: 0.00%
% with PMI: 1.64%
% over 80 COLTV with PMI: 100.00%
W.A. MI Coverage: 21.53%
W.A. MI Adjusted LTV: 67.68%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.73%
% Conforming: 0.38%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         3.08%
-------------------------------
350,001 - 450,000        28.75
-------------------------------
450,001 - 550,000        25.34
-------------------------------
550,001 - 650,000        15.18
-------------------------------
650,001 - 750,000         9.20
-------------------------------
750,001 - 850,000         4.78
-------------------------------
850,001 - 950,000         5.78
-------------------------------
950,001 - 1,050,000       5.41
-------------------------------
1,050,001 - 1,150,000     0.30
-------------------------------
1,150,001 - 1,250,000     0.65
-------------------------------

-------------------------------
1,250,001 - 1,350,000     0.72
-------------------------------
1,450,001 - 1,550,000     0.82
-------------------------------
Total:                  100.00%
-------------------------------

Average: $528,262.02
Lowest: $334,304.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         3.37%
-------------------------------
350,001 - 450,000        28.58
-------------------------------
450,001 - 550,000        25.50
-------------------------------
550,001 - 650,000        14.89
-------------------------------
650,001 - 750,000         9.20
-------------------------------
750,001 - 850,000         5.01
-------------------------------
850,001 - 950,000         5.55
-------------------------------
950,001 - 1,050,000       5.41
-------------------------------
1,050,001 - 1,150,000     0.30
-------------------------------
1,150,001 - 1,250,000     0.65
-------------------------------
1,250,001 - 1,350,000     0.72
-------------------------------
1,450,001 - 1,550,000     0.82
-------------------------------
Total:                  100.00%
-------------------------------

Average: $527,092.37
Lowest: $333,117.28
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30YR            74.33%
----------------------
15YR            19.43
----------------------
20YR             6.24
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.751 - 4.875     0.41%
-----------------------
4.876 - 5.000     0.70
-----------------------
5.001 - 5.125     0.17
-----------------------
5.126 - 5.250     0.60
-----------------------
5.251 - 5.375     0.98
-----------------------
5.376 - 5.500     7.15
-----------------------
5.501 - 5.625     4.22
-----------------------
5.626 - 5.750     4.97
-----------------------
5.751 - 5.875     6.01
-----------------------
5.876 - 6.000    10.55
-----------------------
6.001 - 6.125    15.34
-----------------------
6.126 - 6.250    27.92
-----------------------
6.251 - 6.375    10.45
-----------------------
6.376 - 6.500     5.68
-----------------------
6.501 - 6.625     2.29
-----------------------
6.626 - 6.750     1.20
-----------------------
6.751 - 6.875     0.57
-----------------------
6.876 - 7.000     0.34
-----------------------
7.001 - 7.125     0.14
-----------------------
7.126 - 7.250     0.32
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.099
Lowest: 4.875
Highest: 7.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        8.62%
----------------------
750 - 799       44.06
----------------------
700 - 749       29.72
----------------------
650 - 699       14.48
----------------------
600 - 649        2.86
----------------------
N/A              0.25
----------------------
Total:         100.00%
----------------------

W.A.: 745
Lowest: 621
Highest: 827

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               59.57%
-----------------------------
Refinance-Rate/Term    23.94
-----------------------------
Refinance-Cashout      16.49
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.90%
-----------------------
PUD Detach       23.37
-----------------------
Condo             6.31
-----------------------
2-Family          1.28
-----------------------
PUD Attach        0.55
-----------------------

-----------------------
3-Family          0.44
-----------------------
Cooperative       0.43
-----------------------
4-Family          0.27
-----------------------
Townhouse         0.26
-----------------------
PUD               0.20
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             51.84%
------------------------
Standard          27.72
------------------------
Reduced           19.88
------------------------
All Ready Home     0.56
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             90.52%
--------------------------
Secondary            9.48
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.36%
-----------------------
RMIC              0.41
-----------------------
UGRIC             0.35
-----------------------
PMIC              0.34
-----------------------
GEMIC             0.19
-----------------------
MGIC              0.14
-----------------------
TGIC              0.11
-----------------------
RGIC              0.09
-----------------------

-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California    49.87%
--------------------
Florida        8.19
--------------------
Illinois       4.56
--------------------
Maryland       4.25
--------------------
Virginia       4.16
--------------------
Other         28.97
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. Zip Code

------------------
Zip Code   Percent
------------------
33435        0.73%
------------------
60015        0.68
------------------
20854        0.61
------------------
92603        0.58
------------------
29455        0.54
------------------
Other       96.85
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

16. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

17. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.41%
---------------------------
1                     0.59
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.70%
---------------------------
Y                     0.30
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. Original Term

-----------------------
Original Term   Percent
-----------------------
180              19.43%
-----------------------
240               6.24
-----------------------
300               0.41
-----------------------
360              73.92
-----------------------
Total:          100.00%
-----------------------

W.A.: 317.3 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------

--------------------------------
175 - 180                 19.43%
--------------------------------
235 - 240                  6.24
--------------------------------
295 - 300                  0.41
--------------------------------
355 - 360                 73.92
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 316.4 months
Lowest: 176 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  36.14%
-------------------------
1 - 6              63.86
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 5 months

--------------------------------------------------------------------------------

23. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     0.23%
-----------------------
25.01 - 30.00     1.18
-----------------------
30.01 - 35.00     2.64
-----------------------
35.01 - 40.00     2.06
-----------------------
40.01 - 45.00     2.74
-----------------------
45.01 - 50.00     5.21
-----------------------
50.01 - 55.00     3.43
-----------------------
55.01 - 60.00     8.01
-----------------------
60.01 - 65.00     7.93
-----------------------
65.01 - 70.00    11.90
-----------------------
70.01 - 75.00    11.49
-----------------------
75.01 - 80.00    41.40
-----------------------
80.01 - 85.00     0.34
-----------------------
85.01 - 90.00     1.34
-----------------------

-----------------------
90.01 - 95.00     0.09
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.14%
Lowest: 22.37%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     0.23%
-----------------------
25.01 - 30.00     1.18
-----------------------
30.01 - 35.00     2.64
-----------------------
35.01 - 40.00     2.30
-----------------------
40.01 - 45.00     2.59
-----------------------
45.01 - 50.00     5.27
-----------------------
50.01 - 55.00     3.39
-----------------------
55.01 - 60.00     7.90
-----------------------
60.01 - 65.00     8.61
-----------------------
65.01 - 70.00    11.59
-----------------------
70.01 - 75.00    11.41
-----------------------
75.01 - 80.00    41.24
-----------------------
80.01 - 85.00     0.21
-----------------------
85.01 - 90.00     1.34
-----------------------
90.01 - 95.00     0.09
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.00%
Lowest: 22.29%
Highest: 94.91%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAMS 2004-08 Group 2
                           30 Yr Fixed Rate - 100% CA
                           Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $50,652,002.01
Loan Count: 100
Cut-off Date: 2004-09-01
Avg. Loan Balance: $506,520.02
Avg. Orig. Balance: $506,846.11
W.A. FICO*: 740
W.A. Orig. LTV: 67.97%
W.A. Cut-Off LTV: 67.93%
W.A. Gross Coupon: 6.2295%
W.A. Net Coupon: 5.9750%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 COLTV with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 67.93%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.01%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       2.74%
-----------------------------
350,001 - 450,000      33.72
-----------------------------
450,001 - 550,000      27.54
-----------------------------
550,001 - 650,000      16.44
-----------------------------
650,001 - 750,000       8.50
-----------------------------
750,001 - 850,000       1.63
-----------------------------
850,001 - 950,000       3.51
-----------------------------
950,001 - 1,050,000     5.92
-----------------------------
Total:                100.00%
-----------------------------

Average: $506,846.11
Lowest: $343,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
250,001 - 350,000       2.74%
-----------------------------
350,001 - 450,000      33.72
-----------------------------
450,001 - 550,000      27.54
-----------------------------
550,001 - 650,000      16.44
-----------------------------
650,001 - 750,000       8.50
-----------------------------
750,001 - 850,000       1.63
-----------------------------
850,001 - 950,000       3.51
-----------------------------
950,001 - 1,050,000     5.92
-----------------------------
Total:                100.00%
-----------------------------

Average: $506,520.02
Lowest: $343,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.626 - 5.750     1.19%
-----------------------
5.751 - 5.875     7.05
-----------------------
5.876 - 6.000    14.84
-----------------------
6.001 - 6.125    17.86
-----------------------
6.126 - 6.250    32.64
-----------------------
6.251 - 6.375    12.64
-----------------------
6.376 - 6.500     5.10
-----------------------
6.501 - 6.625     5.86
-----------------------
6.626 - 6.750     0.77
-----------------------
6.876 - 7.000     0.81
-----------------------
7.001 - 7.125     1.24
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.229
Lowest: 5.750
Highest: 7.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.38%
----------------------
750 - 799       41.41
----------------------
700 - 749       37.36
----------------------
650 - 699       13.82
----------------------
600 - 649        3.03
----------------------
Total:         100.00%
----------------------

W.A.: 740
Lowest: 623
Highest: 807

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------

-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               52.29%
-----------------------------
Refinance-Rate/Term    24.28
-----------------------------
Refinance-Cashout      23.43
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              79.61%
-----------------------
PUD Detach       10.81
-----------------------
Condo             8.70
-----------------------
PUD Attach        0.88
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

-----------------------
Documentation   Percent
-----------------------
Rapid            56.68%
-----------------------
Standard         23.25
-----------------------
Reduced          20.08
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             94.32%
--------------------------
Secondary            5.68
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

--------------------
State        Percent
--------------------
California   100.00%
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    50.30%
-----------------------------
Southern California    49.70
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
94002        3.01%
------------------
94402        2.60
------------------
96161        2.31
------------------

------------------
90278        2.28
------------------
92009        1.99
------------------
Other       87.81
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.24%
---------------------------
1                     0.76
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    98.37%
---------------------------
Y                     1.63
---------------------------

---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
300               0.79%
-----------------------
360              99.21
-----------------------
Total:          100.00%
-----------------------

W.A.: 359.5 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
295 - 300                  0.79%
--------------------------------
355 - 360                 99.21
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 358.9 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  37.38%
-------------------------
1 - 6              62.62
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          1.09%
-----------------------
20.01 - 25.00     0.83
-----------------------
35.01 - 40.00     0.88
-----------------------
40.01 - 45.00     1.73
-----------------------
45.01 - 50.00     4.62
-----------------------
50.01 - 55.00     5.74
-----------------------
55.01 - 60.00     4.84
-----------------------
60.01 - 65.00    17.39
-----------------------
65.01 - 70.00    15.16
-----------------------
70.01 - 75.00     8.57
-----------------------
75.01 - 80.00    39.16
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.97%
Lowest: 12.31%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          1.09%
-----------------------
20.01 - 25.00     0.83
-----------------------
35.01 - 40.00     0.88
-----------------------
40.01 - 45.00     1.73
-----------------------
45.01 - 50.00     4.62
-----------------------
50.01 - 55.00     5.74
-----------------------
55.01 - 60.00     4.84
-----------------------
60.01 - 65.00    17.39
-----------------------
65.01 - 70.00    15.16
-----------------------
70.01 - 75.00     8.57
-----------------------
75.01 - 80.00    39.16
-----------------------
Total:          100.00%
-----------------------

W.A.: 67.93%
Lowest: 12.30%
Highest: 80.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-08 Group 3
                                15 YR Fixed Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $71,370,269.78
Loan Count: 132
Cut-off Date: 2004-09-01
Avg. Loan Balance: $540,683.86
Avg. Orig. Balance: $543,092.37
W.A. FICO*: 750
W.A. Orig. LTV: 62.35%
W.A. Cut-Off LTV: 62.07%
W.A. Gross Coupon: 5.6295%
W.A. Net Coupon: 5.3750%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 1.11%
% over 100 COLTV: 0.00%
% with PMI: 1.11%
% over 80 COLTV with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 61.95%
% Second Lien: 0.00%
%with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.99%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000       0.95%
-----------------------------
350,001 - 450,000      23.31
-----------------------------
450,001 - 550,000      31.69
-----------------------------
550,001 - 650,000      16.15
-----------------------------
650,001 - 750,000       8.03
-----------------------------
750,001 - 850,000       5.58
-----------------------------
850,001 - 950,000       7.33
-----------------------------
950,001 - 1,050,000     6.97
-----------------------------
Total:                100.00%
-----------------------------

Average: $543,092.37
Lowest: $334,304.00
Highest: $1,000,001.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
250,001 - 350,000       1.43%
-----------------------------
350,001 - 450,000      23.45
-----------------------------
450,001 - 550,000      31.06
-----------------------------
550,001 - 650,000      16.15
-----------------------------
650,001 - 750,000       8.03
-----------------------------
750,001 - 850,000       6.75
-----------------------------
850,001 - 950,000       6.15
-----------------------------
950,001 - 1,050,000     6.97
-----------------------------
Total:                100.00%
-----------------------------

Average: $540,683.86
Lowest: $333,117.28
Highest: $996,412.49

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
15 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
4.751 - 4.875     2.13%
-----------------------
4.876 - 5.000     3.59
-----------------------
5.001 - 5.125     0.87
-----------------------
5.126 - 5.250     3.10
-----------------------
5.251 - 5.375     4.05
-----------------------
5.376 - 5.500    33.04
-----------------------
5.501 - 5.625    16.29
-----------------------
5.626 - 5.750    12.89
-----------------------
5.751 - 5.875    11.14
-----------------------
5.876 - 6.000     6.85
-----------------------
6.001 - 6.125     1.14
-----------------------
6.126 - 6.250     2.74
-----------------------
6.251 - 6.375     0.81
-----------------------
6.376 - 6.500     1.35
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.630
Lowest: 4.875
Highest: 6.500

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849       10.75%
----------------------
750 - 799       46.18
----------------------
700 - 749       29.36
----------------------
650 - 699       11.36
----------------------
600 - 649        2.35
----------------------
Total:         100.00%
----------------------

W.A.: 750
Lowest: 624
Highest: 827

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               48.51%
-----------------------------
Refinance-Rate/Term    35.42
-----------------------------
Refinance-Cashout      16.07
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
----------------------
SFR              56.21%
-----------------------
PUD Detach       30.53
-----------------------
Condo            10.32
-----------------------
2-Family          1.69
-----------------------
Cooperative       0.69
-----------------------
PUD Attach        0.57
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             56.02%
------------------------
Standard          24.84
------------------------
Reduced           17.97
------------------------
All Ready Home     1.17
------------------------

----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             84.43%
--------------------------
Secondary           15.57
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             98.89%
-----------------------
TGIC              0.57
-----------------------
UGRIC             0.55
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        48.48%
------------------------
Florida           14.11
------------------------
North Carolina     5.17
------------------------
Texas              3.81
------------------------
South Carolina     3.66
------------------------
Other             24.76
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    40.28%
-----------------------------
Southern California    59.72
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
33129        1.99%
------------------
92660        1.86
------------------
92024        1.75
------------------
94539        1.59
------------------
90034        1.40
------------------
Other       91.41
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    98.80%
---------------------------
1                     1.20
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
180             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 178.9 months
Lowest: 176 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  19.81%
-------------------------
1 - 6              80.19
-------------------------
Total:            100.00%
-------------------------

W.A.: 1.1 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     1.19%
-----------------------
25.01 - 30.00     1.38
-----------------------
30.01 - 35.00     4.72
-----------------------
35.01 - 40.00     5.98
-----------------------
40.01 - 45.00     4.98
-----------------------
45.01 - 50.00     5.10
-----------------------
50.01 - 55.00     4.59
-----------------------
55.01 - 60.00    11.69
-----------------------
60.01 - 65.00     9.83
-----------------------
65.01 - 70.00    14.00
-----------------------
70.01 - 75.00    10.53
-----------------------
75.01 - 80.00    24.90
-----------------------
85.01 - 90.00     1.11
-----------------------
Total:          100.00%
-----------------------

W.A.: 62.35%
Lowest: 22.37%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     1.19%
-----------------------
25.01 - 30.00     1.38
-----------------------
30.01 - 35.00     4.72
-----------------------

-----------------------
35.01 - 40.00     7.20
-----------------------
40.01 - 45.00     3.75
-----------------------
45.01 - 50.00     5.10
-----------------------
50.01 - 55.00     4.59
-----------------------
55.01 - 60.00    11.69
-----------------------
60.01 - 65.00    10.39
-----------------------
65.01 - 70.00    14.71
-----------------------
70.01 - 75.00    10.13
-----------------------
75.01 - 80.00    24.04
-----------------------
85.01 - 90.00     1.11
-----------------------
Total:          100.00%
-----------------------

W.A.: 62.07%
Lowest: 22.29%
Highest: 89.68%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-08 Group 4
                                20 YR Fixed Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $22,920,832.16
Loan Count: 50
Cut-off Date: 2004-09-01
Avg. Loan Balance: $458,416.64
Avg. Orig. Balance: $462,650.42
W.A. FICO*: 739
W.A. Orig. LTV: 60.12%
W.A. Cut-Off LTV: 59.57%
W.A. Gross Coupon: 5.8930%
W.A. Net Coupon: 5.6385%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 240 months
W.A. Rem. Term: 236 months
W.A. Age: 4 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 COLTV with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 59.57%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.26%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

---------------------------
Original Balance    Percent
---------------------------
250,001 - 350,000     8.92%
---------------------------
350,001 - 450,000    39.14
---------------------------
450,001 - 550,000    23.38
---------------------------
550,001 - 650,000    12.95
---------------------------
650,001 - 750,000    15.61
---------------------------
Total:              100.00%
---------------------------

Average: $462,650.42
Lowest: $337,671.00
Highest: $750,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------
Cut-Off Balance     Percent
---------------------------
250,001 - 350,000    11.95%
---------------------------
350,001 - 450,000    36.11
---------------------------
450,001 - 550,000    25.78
---------------------------
550,001 - 650,000    10.55
---------------------------
650,001 - 750,000    15.61
---------------------------
Total:              100.00%
---------------------------

Average: $458,416.64
Lowest: $333,759.61
Highest: $747,023.69

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
20 YR          100.00%
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.251 - 5.375     3.03%
-----------------------
5.376 - 5.500    11.75
-----------------------

-----------------------
5.501 - 5.625    11.92
-----------------------
5.626 - 5.750    26.96
-----------------------
5.751 - 5.875    16.33
-----------------------
5.876 - 6.000     3.86
-----------------------
6.001 - 6.125     4.66
-----------------------
6.126 - 6.250     6.93
-----------------------
6.251 - 6.375     4.32
-----------------------
6.376 - 6.500     3.33
-----------------------
6.501 - 6.625     3.64
-----------------------
6.626 - 6.750     3.26
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.893
Lowest: 5.375
Highest: 6.750

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        1.46%
----------------------
750 - 799       48.09
----------------------
700 - 749       29.54
----------------------
650 - 699       17.55
----------------------
600 - 649        3.37
----------------------
Total:         100.00%
----------------------

W.A.: 739
Lowest: 637
Highest: 806

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    48.23%
-----------------------------
Refinance-Cashout      42.95
-----------------------------
Purchase                8.82
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              77.50%
-----------------------
PUD Detach       20.76
-----------------------
Condo             1.74
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
Reduced           37.09%
------------------------
Rapid             31.44
------------------------
Standard          28.01
------------------------
All Ready Home     3.46
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary            100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        60.62%
------------------------
Florida            8.70
------------------------
South Carolina     6.16
------------------------
Maryland           6.05
------------------------
Georgia            3.60
------------------------
Other             14.87
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    38.20%
-----------------------------
Southern California    61.80
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
15101        3.26%
------------------
92603        3.26
------------------
29928        3.25
------------------

------------------
90265        2.93
------------------
29572        2.91
------------------
Other       84.39
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
240             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 240.0 months
Lowest: 240 months
Highest: 240 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 236.3 months
Lowest: 235 months
Highest: 239 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
1 - 6             100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 3.7 months
Lowest: 1 months
Highest: 5 months

--------------------------------------------------------------------------------

24. OLTV

-----------------------
OLTV            Percent
-----------------------
25.01 - 30.00     2.24%
-----------------------
30.01 - 35.00     1.65
-----------------------

-----------------------
35.01 - 40.00     7.66
-----------------------
40.01 - 45.00     3.82
-----------------------
45.01 - 50.00     7.22
-----------------------
50.01 - 55.00     5.91
-----------------------
55.01 - 60.00    12.65
-----------------------
60.01 - 65.00    25.99
-----------------------
65.01 - 70.00    11.41
-----------------------
70.01 - 75.00     5.20
-----------------------
75.01 - 80.00    16.24
-----------------------
Total:          100.00%
-----------------------

W.A.: 60.12%
Lowest: 26.62%
Highest: 80.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
25.01 - 30.00     2.24%
-----------------------
30.01 - 35.00     1.65
-----------------------
35.01 - 40.00     7.66
-----------------------
40.01 - 45.00     3.82
-----------------------
45.01 - 50.00     9.76
-----------------------
50.01 - 55.00     5.17
-----------------------
55.01 - 60.00    10.84
-----------------------
60.01 - 65.00    31.79
-----------------------
65.01 - 70.00     5.61
-----------------------
70.01 - 75.00     5.20
-----------------------
75.01 - 80.00    16.24
-----------------------
Total:          100.00%
-----------------------

W.A.: 59.57%
Lowest: 26.38%
Highest: 79.67%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-08 Group 5
                                  Callable Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $107,372,465.01
Loan Count: 257
Cut-off Date: 2004-09-01
Avg. Loan Balance: $417,791.69
Avg. Orig. Balance: $447,147.61
W.A. FICO*: 734
W.A. Orig. LTV: 65.43%
W.A. Cut-Off LTV: 61.50%
W.A. Gross Coupon: 6.7354%
W.A. Net Coupon: 6.4809%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 319 months
W.A. Rem. Term: 283 months
W.A. Age: 36 months
% over 80 COLTV: 0.89%
% over 100 COLTV: 0.00%
% with PMI: 0.89%
% over 80 COLTV with PMI: 100.00%
W.A. MI Coverage: 23.84%
W.A. MI Adjusted LTV: 61.31%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.41%
% Conforming: 0.98%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
250,001 - 350,000      10.54%
-----------------------------
350,001 - 450,000      45.94
-----------------------------
450,001 - 550,000      20.65
-----------------------------
550,001 - 650,000      14.60
-----------------------------
650,001 - 750,000       4.37
-----------------------------
750,001 - 850,000       0.58
-----------------------------
950,001 - 1,050,000     3.33
-----------------------------
Total:                100.00%
-----------------------------

Average: $447,147.61
Lowest: $260,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
150,001 - 250,000       0.45%
-----------------------------
250,001 - 350,000      20.54
-----------------------------
350,001 - 450,000      42.61
-----------------------------
450,001 - 550,000      19.43
-----------------------------
550,001 - 650,000      10.45
-----------------------------
650,001 - 750,000       3.19
-----------------------------
850,001 - 950,000       3.33
-----------------------------
Total:                100.00%
-----------------------------

Average: $417,791.69
Lowest: $241,576.34
Highest: $926,133.42

--------------------------------------------------------------------------------

4. Index

----------------
Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

5. Product Type

----------------------
Product Type   Percent
----------------------
30 YR           76.90%
----------------------
15 YR           20.26
----------------------
10 YR            1.14
----------------------
20 YR            1.01
----------------------
25 YR            0.41
----------------------
13 YR            0.28
----------------------
Total:         100.00%
----------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
5.751 - 5.875     0.41%
-----------------------
5.876 - 6.000     1.49
-----------------------
6.001 - 6.125     0.42
-----------------------
6.126 - 6.250     4.24
-----------------------
6.251 - 6.375     6.44
-----------------------
6.376 - 6.500    15.97
-----------------------
6.501 - 6.625    15.43
-----------------------
6.626 - 6.750    15.73
-----------------------
6.751 - 6.875    18.76
-----------------------
6.876 - 7.000     9.00
-----------------------
7.001 - 7.125     4.79
-----------------------
7.126 - 7.250     4.29
-----------------------
7.251 - 7.375     1.80
-----------------------
7.376 - 7.500     0.33
-----------------------
7.501 - 7.625     0.50
-----------------------
7.626 - 7.750     0.40
-----------------------
Total:          100.00%
-----------------------

W.A.: 6.735
Lowest: 5.875
Highest: 7.750

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.09%
----------------------
750 - 799       39.23
----------------------
700 - 749       33.36
----------------------
650 - 699       17.11
----------------------
600 - 649        6.21
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 606
Highest: 809

--------------------------------------------------------------------------------

8. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    51.03%
-----------------------------
Purchase               28.68
-----------------------------
Refinance-Cashout      20.29
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

10. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              66.65%
-----------------------
PUD              29.08
-----------------------
Condo             3.41
-----------------------
2-Family          0.86
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

11. Documentation

------------------------
Documentation    Percent
------------------------
All Ready Home   100.00%
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

12. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             90.89%
--------------------------
Secondary            7.08
--------------------------
Investor             2.03
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

13. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             99.11%
-----------------------
GEMIC             0.33
-----------------------
MGIC              0.30
-----------------------
PMIC              0.25
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. State

------------------------
State            Percent
------------------------
California        38.95%
------------------------
Florida           12.48
------------------------
Texas              8.21
------------------------
Virginia           7.59
------------------------
North Carolina     4.25
------------------------
Other             28.52
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. California

-----------------------------
California            Percent
-----------------------------
Northern California    51.58%
-----------------------------
Southern California    48.42
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

16. Zip Code

------------------
Zip Code   Percent
------------------
93103        1.41%
------------------
87501        1.29
------------------
32082        1.00
------------------
94115        0.93
------------------
94127        0.93
------------------
Other       94.44
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    97.03%
---------------------------
1                     2.97
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

21. Original Term

-----------------------
Original Term   Percent
-----------------------
120               1.14%
-----------------------
156               0.28
-----------------------
180              20.26
-----------------------
240               1.01
-----------------------
300               0.41
-----------------------
360              76.90
-----------------------
Total:          100.00%
-----------------------

W.A.: 318.8 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
61 - 108                   1.14%
--------------------------------
121 - 168                 20.54
--------------------------------
181 - 228                  1.01
--------------------------------
241 - 288                  6.58
--------------------------------
289 - 294                  4.83
--------------------------------
301 - 342                 65.90
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 282.7 months
Lowest: 87 months
Highest: 331 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------

-------------------------
25 - 30            27.38%
-------------------------
31 - 36            61.62
-------------------------
67 - 72             6.25
-------------------------
73 - 78             4.75
-------------------------
Total:            100.00%
-------------------------

W.A.: 36.0 months
Lowest: 29 months
Highest: 74 months

--------------------------------------------------------------------------------

24. OLTV

---------------------------
OLTV                Percent
---------------------------
<= 20.0000            1.75%
---------------------------
20.0001 - 25.0000     0.89
---------------------------
25.0001 - 30.0000     1.14
---------------------------
30.0001 - 35.0000     1.05
---------------------------
35.0001 - 40.0000     3.65
---------------------------
40.0001 - 45.0000     2.89
---------------------------
45.0001 - 50.0000     4.13
---------------------------
50.0001 - 55.0000     4.98
---------------------------
55.0001 - 60.0000     8.91
---------------------------
60.0001 - 65.0000    10.82
---------------------------
65.0001 - 70.0000    14.87
---------------------------
70.0001 - 75.0000    11.67
---------------------------
75.0001 - 80.0000    32.36
---------------------------
85.0001 - 90.0000     0.30
---------------------------
90.0001 - 95.0000     0.58
---------------------------
Total:              100.00%
---------------------------

W.A.: 65.43%
Lowest: 10.55%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          2.64%
-----------------------

-----------------------
20.01 - 25.00     1.37
-----------------------
25.01 - 30.00     0.28
-----------------------
30.01 - 35.00     1.71
-----------------------
35.01 - 40.00     4.32
-----------------------
40.01 - 45.00     3.85
-----------------------
45.01 - 50.00     4.96
-----------------------
50.01 - 55.00     9.00
-----------------------
55.01 - 60.00    10.55
-----------------------
60.01 - 65.00    10.68
-----------------------
65.01 - 70.00    16.79
-----------------------
70.01 - 75.00    14.17
-----------------------
75.01 - 80.00    18.79
-----------------------
80.01 - 85.00     0.30
-----------------------
85.01 - 90.00     0.25
-----------------------
90.01 - 95.00     0.33
-----------------------
Total:          100.00%
-----------------------

W.A.: 61.50%
Lowest: 8.31%
Highest: 92.44%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.